AMI | Colorado Springs Small | Micro Cap Conference | March 7th – 8th, 2011

AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 FORWARD LOOKING STATEMENTS This presentation contains “forward looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this presentation that are not purely historical are forward-looking statements. Forward looking statements give the Company’s current expectations or forecasts of future events. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company’s control, and could cause the Company’s results to differ materially from those described. The Company is providing this information as of the date of this presentation and does not undertake any obligation to update any forward looking statements contained in this presentation as a result of new information, future events or otherwise. We have based these forward looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Important factors that could cause such differences include, but are not limited to the Risk Factors and other information set forth in the Company’s Annual Report of Form 10-K for the year ended December 31, 2010 filed with the SEC on March 1, 2011. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 2

AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Digital Out-of-Home Place-Based Media Across the world, there are over 5MM digital screens are being used for advertising purposes. In the United States alone, 1.7 million digital screens exist. Digital Out of Home (DOOH) / Place Based Media is growing at a doubledigit rate and is believed to be the second fastest growing media in the world today due to several factors, including: The richness of the media The ability to deliver over the internet The price point to build DOOH networks is at a tipping point for adoption The ability to target consumers on the go The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 3

AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Digital Out-of-Home Place-Based Media Advertisers can now reach their customers when they are on the go and ready to buy. Rich digital screens are all around us, including gas pumps, movie theaters, medical offices, restaurants, airports, casinos, grocery stores and retail environments. Advertising agencies and media buying groups have adopted this media for one important factor – the ability to target consumers with rich media. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 4

AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Years ago, buying advertising on the Internet was fragmented and cumbersome. Today, advertisers buy billions of dollars of highly targeted advertising on the Internet through Google and Yahoo. Previously, buying Digital Out of Home media was analog and time and labor intensive. Today, you can easily plan and buy highly targeted DOOH advertising through the rVue Demand Size Platform. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 5

AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Macro and Micro Targeting Targeting is the holy grail of advertising. In fact, targeted advertising is less intrusive consumers because it is highly relevant. Digital Out-of-Home media is being adopted by advertisers for its ability to target and engage audiences. For example, point of care or health-related programming displayed on a screen in a medical office lobby is more likely to engage patrons. This content may even be tailored for the specific type of doctor or environment, which allows for even more targeted advertising. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 6

AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 An Advertising Technology Company • rVue is an advertising technology company which has built the first and only demand side platform (DSP) for digital out of home (DOOH) media. • The rVue DSP connects DOOH networks with advertisers. Through the rVue DSP, the user can search and find DOOH screens, research the networks, their locations, pricing, requirements and more. • The media planner within rVue empowers users to create, negotiate, purchase and manage DOOH media plans for their clients. Within the DSP, offers are made directly to the screen owners or networks. • rVue is enabling streamlined campaign management, content distribution, daily analytics and billing. • For full campaign steps, see the Appendix. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 7

AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 DOOH Media Marketplace Opportunities Challenges •Projected $10+ Billion global •Highly fragmented marketplace market by 2013 •Inefficient buying process •3rd fastest growing advertising media (behind the internet and •Lack of standardization mobile) •Innovative media ideas and •Digital out of home category has sourcing solutions doubled since 2004 •Accountability for media •2010 planned spend to surpass recommendations traditional media •Client responsiveness & •57% of those who plan media will lead times buy non traditional media The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 8

AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Market Snapshot Traditional Media is Down while DOOH is Growing Strong Global All Media Ad Spend Global DOOH Ad Spend Source: Carat/Aegis Media, 10/1/09 Source: PQ Media The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 9

0 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 DOOH Spending and Forecast 2009 - 2014 Source: PQ Media The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 10

1 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Company Overview and Strategy The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 11

AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 In the News “The eBay of Digital Signage” –Christopher Hall, Digital Signage Today “First Steps Toward a DOOH Ecosystem” –Ken Goldberg, Real Digital Media, CEO “Their vision is in synch with what agencies and advertisers need yet still respects the networks and the value of the media. rVue is clearly light years ahead of anything else out there.” David Matera, OOH Pitch CEO “rVue is providing an invaluable interface to buyers and sellers alike.” Brad Trotter, Park Media CEO “rVue’s Demand Side Platform delivers the ability to create the most effective mix of DOOH through demographic and hyper geographic targeting. DOOH’s advertising standards and practices are improving through the work of rVue and industry associations.” Jennifer Bolt, TracyLocke Executive Director/Media Services & Innovation “Our integration with rVue is a precursor of the future industry wide automation of cross network DOOH campaigns.” Brian Dusho, Broadsign CEO The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 12

3 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Industry Challenges Purchasing DOOH media represents a serious challenge to buyers. •There are more than 2,100 outdoor advertising companies in the U.S., but just three firms, Lamar, Clear Channel and CBS Outdoor, earn 85% of traditional billboard revenue. •Lamar Advertising is the largest OOH billboard company •in North America with 1200 of their digital screens •in the rVue platform today. •The remaining 15 percent of the market is highly fragmented as the newer digital Out of Home segment has a greater variety of companies and is much less concentrated than traditional OOH media. The fragmentation of networks caused the DOOH buying process to be difficult, time consuming and analog until now. Through rVue, the process has become streamlined, web based and more standardized. In turn, the platform is making DOOH easier to plan, buy and measure in order to reach scale. •With strategic partnerships and interoperable platforms like rVue, the buying process has become more integrated, which is believed to continue to spur growth. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 13

4 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 The Challenge: Efficient Digital Media Placement in a Growing but Fragmented Industry The rVue Solution: Efficient and Scalable Digital Solutions The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 14

5 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Our Strategy The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 15

6 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 130+ Networks Representing 423,000+ Screens Connecting with leading Digital Signage Software Providers The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 16

7 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Competitive Advantages of DSP Models over Traditional Models • The Demand Side Platform (DSP) model builds on the benefits of an ad exchange network by providing a predictive process. • rVue is the first and only DSP for DOOH today. • rVue provides the first and only real time bidding (RTB) for DOOH today. • Advertisers/Agencies pay a transaction fee for negotiating and placing campaigns thru rVue. • The platform is a completely neutral system, with no allegiances to exchanges, ad networks, vendors, networks or other vendors. • One stop shop for managing content and function: campaign planning, bid management, targeting, service models, reporting (including ROI). Predictable Revenue Model • We make money on the arbitrage between what we pay for the space and what we sell it for. • The 130+ networks in rVue today currently generating approximately $600 Million of annual revenue. • If all the inventory in rVue were sold, it would total approximately $2+ Billion. • This represents an estimated 30% of the available US DOOH advertising inventory • The rVue Mission: Mass adoption of rVue to gain access to the remaining unsold DOOH inventory estimated to be $10 Billion The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 17

8 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Potential Inventory Growth $25B Year 1 2 3 4 5 The available Inventory in the rVue platform today represents $2bn. We expect the available inventory to grow over to over $25bn over the next 5 years. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 18

9 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Potential rVue Inventory Utilization Year 1 2 3 4 5 rVue expects Advertising Revenue of 5% of its available inventory to flow through the DSP in 2011, growing to 25% in 2015 The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 19

0 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 rVue Potential Revenue Year 1 2 3 4 5 rVue’s potential revenue is $4m in 2011 growing to $200M in year 5 if rVue is able to achieve the potential inventory growth and utilization. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 20

1 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Proven Entrepreneurial Team Jason Kates, CEO & Director David Loppert, CFO Dawn Rahicki, CMO Jay Wilson, CTO Bob Chimbel, Director Mike Mullarkey, Director Pat O’Donnell, Director The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 21

2 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Appendix Making a DOOH Ad Campaign The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 22

3 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 ACME Agency - Making A Campaign • AD AGENCY: ACME advertising agency based in Southern California with offices in Chicago and NYC. • CLIENT: Wellgenix, a Pharmaceutical company which manufactures natural health-related products. • PRODUCT: Wellgenix has come out with a new line of products which can grow hair. This new line of products is called Hair Today. • TARGET AUDIENCE: The product is for men, ages 20 – 45, and the client is launching Hair Today in Southern California using DOOH screens. • THE CHALLENGE: The digital screens are fragmented and difficult to find. The agency’s staff is limited on time and resources and need to target a very specific audience: active males, ages 20-45 within in a 5 mile radius in Southern California. The media planner needs to find these screens today for their client at a cost-effective price. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 23

4 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Step 1: Let’s Get Started Five Easy Steps to Creating a Campaign in rVue. 1. Let’s Get Started: From a “dashboard” within rVue, the media planner clicks on the ‘get started’ button and enters basic campaign details. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 24

5 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Step 2: Targeting Your Locations Four Ways to Easily Target DOOH Locations. 2. In Step 2, the Media Buyer can create a key word search and place targeted locations into his/her shopping cart. Or, the Media Buyer can Select Geographic Locations by: • DMA • Address • Single Point Radius • Multi Point Radius The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 25

6 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Step 3: Targeting By Demographics Step 4: Selecting Venues 3. Select Your Demographics Target the audience you want to reach by age and gender 4. Select the Venues Select from over 34 types of locations including: Doctors Office, Digital Billboards, Sports Arena’s, Gyms, Restaurants, Bars, Retail Locations and more. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 26

7 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Step 5: Offers, Insertion Order & Flight Schedules Step 5: Campaign Summary: Preview the networks that meet the criteria you’ve selected Filter those networks by content type, technical specifications and more Select the networks you want and send them an offer Download Campaign Insertion Orders & Flight Schedules The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 27

8 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Conversation Tool & Media Upload Communication: • Communication is easy and transparent in rVue. Media Upload, Provisioning, Distribution & Storage: • Easy media upload and distribution • Media Provisioning is provided to streamlined the process for both buyer and seller • Store media for future use. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 28

9 AMI | Colorado Springs Small | Micro Cap Conference | March 7th 8th, 2011 Campaign Analytics Streamlined Conversation Tool, Media Provisioning, Campaign Analytics and Billing – in one easy to use dashboard. The Demand Side Platform for Digital Out-of-Home Media | rVue.com RVUE.OB 29

Jason Kates, CEO rVue Holdings Inc. Jason.Kates@rvue.com 100 NE Third Ave 954.525.6464 x 201 Suite 200 Fort Lauderdale, FL 33301 David Loppert, CFO Dloppert@rvue.com 954.525.6464 x 203 RVUE.OB 30 AMI | Colorado Springs Small | Micro Cap Conference | March 7th – 8th, 2011